                                                                 EXHIBIT 10.25

                                Promissory Note



$350,000                                         Dated as of December 12, 1996

      For value received, Clean Room Products Inc., a New York corporation (the "Borrower"), promises to pay to the order of Boca Raton Capital Corporation, a Florida corporation (the "Lender"), at such times and in such amounts as hereinafter set forth, at the principal office of the Lender at Boca Raton Capital Corporation, 6516 Via Rosa, Boca Raton, Florida 33433, the principal sum of ($350,000), in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have become due and payable by acceleration or otherwise, at the rate per annum set forth below. The principal amount of this Note together with all accrued and unpaid interest hereon shall be due and payable on April 30, 1997. Interest on this Note shall be computed at a fixed rate per annum equal to the rate of interest as announced from time to time by Citibank, N.A. (the "Prime Rate") as of the date this Note is executed, plus one percent (1%). Interest at the foregoing rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed (i.e. 1/360th of a full year's interest shall accrue for each day that any principal balance is outstanding under this Note). The unpaid principal balance of this Note may be prepaid at any time without premium or penalty. In the event that any Event of Default (as hereinafter defined) shall have occurred and be continuing, the rate of interest during such period shall be computed at the Prime Rate as of the date this note is executed plus five percent (5%).

      This Note is the Note referred to in the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of December ____, 1996 made between the Borrower and the Lender. Capitalized terms used herein and not defined shall have the same meanings when used herein as in such Merger Agreement.

      The Borrower agrees to pay all costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any collection or attempted collection or enforcement hereof.

      In the event that any of the following events shall occur, each of which shall constitute a default hereunder (an "Event of Default"), all liabilities of the Borrower to the Lender evidenced by this Note shall become due and payable three (3) days after written notice is provided by the Lender to the Borrower except as set forth in clause (6) of this paragraph: (1) failure by the Borrower to pay any amount owed hereunder, within five (5) business days of the time when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for payment thereof or by acceleration thereof or otherwise; (2) failure by the Borrower to perform or comply with any obligation, promise, agreement or provision under this Note; (3) the dissolution or liquidation of the Borrower, (4) a decree or order shall be entered by a court for relief in respect of the Borrower under

Title 11 of the United States Code, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Borrower or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; (5) the Borrower shall file a petition or answer or consent seeking relief under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any substantial part of its property, or the Borrower shall fail generally to pay its debts as such debts become due, or take corporate action in furtherance of any such action; or (6) termination of the Merger Agreement; provided that in the event of a termination of the Merger Agreement all liabilities of the Borrower evidenced by this Note shall become due and payable three (3) months after the Merger Agreement is terminated.

      All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

      Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Borrower makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

      THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN EVIDENCED BY THIS NOTE.

      This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed on this December 12 day of 1996.

                                          CLEAN ROOM PRODUCTS, INC.


                                          By:  /s/ Paul Gerber
                                               ------------------
                                                Name: Paul Gerber
                                                Title: President


                                      3